SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                          --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



            Date of report (Date of
            earliest event reported):       November 22, 1996


                                 TV FILME, INC.
               (Exact Name of Registrant as Specified in Charter)


Delaware               0-28670               98-0160214
(State or Other        (Commission           (IRS Employer
Jurisdiction           File Number)          Identification No.)
of Incorporation)


               c/o ITSA-Intercontinental Telecomunicacoes Ltda.
                               SCS, Quadra 07-B1.A
                               Ed. Executive Tower
                                    Sala 601
                             70.300-911 Brasilia-DF
                                     Brazil
          (Address of Principal Executive Offices, including Zip Code)

    Registrant's telephone number, including area code:  011-55-61-314-9908


                         Exhibit List Appears on Page 4

                                Page 1 of 4 Pages





Item 5.  Other Events.

            On November 22, 1996, TV Filme, Inc. announced a US $125,000,000 Rule 144A Senior Notes offering scheduled for December 1996, which will provide additional resources for the Company to fund the continued expansion of its business.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

                     Not Applicable

         (b)   Pro Forma Financial Information.

                     Not Applicable

         (c)   Exhibits.

      The following exhibit is filed with this Report:

Exhibit No.       Description
-----------       -----------

99                Press Release of the Company, dated November 22, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TV FILME, INC.



Date:  November 22, 1996       By:    /S/ ALVARO J. AGUIRRE
                                      ---------------------
                               Name:  Alvaro J. Aguirre
                              Title:  Chief Financial Officer (Principal
                                       Financial and Accounting Officer)

                                   EXHIBIT LIST




Exhibit No.       Description

99                Press Release of the Company, dated November 22, 1996.